UNITED STATES SECURITY AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. 1)

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
Endo International plc
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies

	(2)	Aggregate number of securities to which transaction applies

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

	(4)	Proposed maximum aggregate value of transaction

	(5)	Total fee paid

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid

	(2)	Form, Schedule or Registration Statement No.

	(3)	Filing Party

	(4)	Date Filed

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual General Meeting of Shareholders to Be Held on June 9, 2016.

ENDO INTERNATIONAL PLC

ENDO INTERNATIONAL PLC

FIRST FLOOR, MINERVA HOUSE

SIMMONSCOURT ROAD, BALLSBRIDGE

DUBLIN 4, IRELAND

ATTN: ORLA DUNLEA

Meeting Information

Meeting Type:	Annual General Meeting
For holders as of:	April 14, 2016
Date: June 9, 2016	Time: 8:00 a.m. (Local Time)

Location:	ENDO INTERNATIONAL PLC
First Floor, Minerva House
Simmonscourt Road, Ballsbridge
Dublin 4, Ireland

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT ENDO INTERNATIONAL PLC FORM 10-K IRISH STATUTORY ACCOUNTS
How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Endo International plc, First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland.

Voting Items

The Board of Directors recommends you vote “FOR” the election of all of the following Directors to serve until the next Annual General Meeting of Shareholders or until their successors are duly elected and qualified:

						The Board of Directors recommends you vote “FOR” the following proposals:		For	Against	Abstain

1.	Election of Directors to serve until the next Annual Meeting of the Shareholders					2.	To approve the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2016 and to authorize the Audit Committee of the Board of Directors to determine the Auditors’ remuneration.	☐	☐	☐
	Nominees:		For	Against	Abstain
	1a.	Roger H. Kimmel	☐	☐	☐
	1b.	Rajiv De Silva	☐	☐	☐	3.	To approve, by advisory vote, named executive officer compensation.	☐	☐	☐

	1c.	Shane M. Cooke	☐	☐	☐	4.	To approve the amendment of the Company’s Memorandum of Association.	☐	☐	☐

	1d.	Arthur J. Higgins	☐	☐	☐	5.	To approve the amendment of the Company’s Articles of Association.	☐	☐	☐

	1e.	Nancy J. Hutson, Ph.D.	☐	☐	☐	6.	To approve the amendment of the Company’s 2015 Stock Incentive Plan.	☐	☐	☐

	1f.	Michael Hyatt	☐	☐	☐	1j.	Douglas S. Ingram	☐	☐	☐

	1g.	William P. Montague	☐	☐	☐	1k.	Todd Sisitsky	☐	☐	☐

	1h.	Jill D. Smith	☐	☐	☐

	1i.	William F. Spengler	☐	☐	☐

Change of Address/Comments
Please print new address or comments in the box below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ENDO INTERNATIONAL PLC

2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS

THURSDAY, JUNE 9, 2016 8:00 A.M. (LOCAL TIME)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned ordinary shareholder of Endo International plc, an Irish registered company, hereby (1) acknowledges receipt of the Notice of Annual General Meeting of Shareholders and accompanying Proxy Statement and (2) appoints, as proxies, Rajiv De Silva and Suketu P. Upadhyay each of c/o Endo International plc, First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland (or either of them) or, if the below table is completed by the undersigned ordinary shareholder, the person(s) named in the first column of the following table with an address as set out in the second column of the following table:

Name of Proxy	Address of Proxy

(If you choose to appoint alternative proxies, please complete the above table with the name and address of such proxies. In default of such completion Rajiv De Silva and Suketu P. Upadhyay or either of them shall be your proxies.)

each with full power of substitution, to attend, speak and vote on behalf of the undersigned as designated on the reverse side, all the ordinary shares of Endo International plc held of record by the undersigned at the close of business on April 14, 2016, at the Annual General Meeting of Shareholders to be held at First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland, on June 9, 2016, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Authorized Signatures - This section must be completed for your instructions to be executed.

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)